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[Front]                              ASPECT                         EXHIBIT 4.1
                                 MEDICAL SYSTEMS

NUMBER                     Aspect Medical Systems, Inc.                  SHARES
CS           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
        THIS CERTIFICATE IS TRANSFERRABLE IN BOSTON, MA OR NEW YORK, NY

COMMON STOCK                                                       COMMON STOCK

                                                            CUSIP 045235 10 8
                                                            SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
This Certifies that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE $.01 PER SHARE, OF

     Aspect Medical Systems, Inc. (the "Corporation") transferrable upon the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to the provisions of the Certificate of incorporation and By-Laws of the Corporation, each as now in effect or hereinafter amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

     Dated:

[Seal]
          ________________________          ______________________
          VICE PRESIDENT, CHIEF             PRESIDENT AND CHIEF
          FINANCIAL OFFICER,                EXECUTIVE OFFICER
          SECRETARY AND TREASURER


COUNTERSIGNED AND REGISTERED:

BankBoston, N.A.
TRANSFER AGENT AND REGISTRAR

By:
AUTHORIZED SIGNATURE


                           AMERICAN BANK NOTE COMPANY


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[Reverse Side]
                          ASPECT MEDICAL SYSTEMS, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the Inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common           UNIF GIFT MIN ACT- ___ Custodian___
TEN ENT  -as tenants by the entireties                    (Cust)        (Minor)
JT TEN   -as joint tenants with right                     under Uniform Gift to
          of survivorship and not as                      Minors Act __________
          tenants in common                                           State

    Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

For value received, ____________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[                   ]

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and does hereby irrevocably constitute and appoint


----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_____________________   ________________________________________________
                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any changes whatever.

SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.